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CUSIP NO.    04269X10                                  13G                 PAGE       11     OF   11     PAGES
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                                                                                                     Exhibit 1

                                                    AGREEMENT

        Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Array
Biopharma Inc.

        This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        EXECUTED this 7th day of February, 2001.

                                            FRAZIER HEALTHCARE II, L.P.
                                            By:    FHM II, L.L.C.
                                                   Its General Partner
                                                   By:    Frazier Management, L.L.C.
                                                          Its Managing Member
                                                          By:    Frazier & Company, Inc.
                                                                 Its Managing Member

                                                                 By: /s/ Alan D. Frazier
                                                                     ----------------------
                                                                 Alan D. Frazier, President

                                            FHM II. L.L.C.
                                            By:    Frazier Management, L.L.C.
                                                   Its Managing Member
                                                   By:    Frazier & Company, Inc.
                                                          Its Managing Member

                                                          By: /s/ Alan D. Frazier
                                                              ----------------------
                                                          Alan D. Frazier, President

                                            FRAZIER MANAGEMENT, L.L.C.
                                            By:    Frazier & Company, Inc.
                                                   Its Managing Member

                                                   By: /s/ Alan D. Frazier
                                                       ----------------------
                                                   Alan D. Frazier, President

                                            FRAZIER & COMPANY, INC.

                                            By: /s/ Alan D. Frazier
                                                -----------------------
                                            Alan D. Frazier, President,
                                            Director and Shareholder

                                            /s/ Alan D. Frazier
                                            -------------------
                                            Alan D. Frazier
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